Supplement dated December 16, 2011
to the Class A, Class B, and Class C Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, March 15, 2011, June 16, 2011, July 20, 2011,
and September 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

GLOBAL DIVERSIFIED INCOME FUND

In the Performance section, delete the paragraph immediately above the Total Returns as of December 31 heading and substitute:

Effective September 30, 2011, the weightings for the Global Diversified Income Custom Index changed to the following: 38% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, 20% blend of 50% BofA
Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays Capital U.S. Tier I Capital Securities
Index, 14% Barclays Capital U.S. Dollar Emerging Markets Bond Index, 5% MSCI All Country World Value
Index, 6% Tortoise Midstream MLP Index, 7% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom
Services Index and 10% S&P 500 Energy Index, 5% FTSE EPRA/NAREIT Developed Index and 5% Barclays
Capital Investment Grade CMBS Index.

In the Average Annual Total Returns table, add:

Average Annual Total Returns
For the periods ended December 31, 2010	1 Year	Life of Fund
S&P 500 Energy Index	20.46%	16.63%
S&P 50 Telecom Services Index	18.97	16.83
S&P 500 Utilities Index	5.46	10.48

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Guggenheim
Investment Management, LLC, delete the information for Richard Lindquist and insert the following

·	Jeffrey B. Abrams (since 2011), Senior Managing Director
·	Kevin H. Gundersen (since 2011), Managing Director

MANAGEMENT OF THE FUNDS

The Sub-Advisors
Under the Guggenheim Investment Management, LLC section, delete the information related to Richard
Lindquist. Add the following:

Jeffrey B. Abrams joined Guggenheim in 2002. Mr. Abrams earned a B.A. in History and BBA in Finance from Emory University.

Kevin H. Gundersen joined Guggenheim in 2002. He earned an A.B. from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.

DIVIDENDS AND DISTRIBUTIONS

Effective December 30, 2011, in the first bulleted item in this section, delete “Inflation Protection” and insert
“Inflation Protection” in the list of funds in the fourth bulleted item in this section.